UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2012

EAGLE ROCK ENERGY PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700

Houston, Texas  77002

(Address of principal executive offices, including zip code)

(281) 408-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On March 26, 2012, Eagle Rock Energy Partners, L.P. (the “Partnership”) announced the appointment, effective March 26, 2012, of Mr. Roger A. Fox to the position of Senior Vice President, Midstream Business of Eagle Rock Energy G&P, LLC, general partner of Eagle Rock Energy GP, L.P., which is the general partner of the Partnership.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information set forth in this Item 7.01 and the attached Exhibit 99.1 includes “forward-looking statements.” All statements, other than statements of historical facts, included in this Item 7.01 and the attached exhibit that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are based on certain assumptions made by the Partnership in reliance on its experience and perception of historical trends, current conditions, expected future developments and other factors the Partnership believes are appropriate under the circumstances. Such statements are inherently uncertain and are subject to a number of risks, many of which are beyond the Partnership’s control. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Partnership’s actual results and plans could differ materially from those implied or expressed by any forward-looking statement.

The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events. For a detailed list of the Partnership’s risk factors and other cautionary statements, including without limitation risks related to the production, gathering, processing, marketing, and trading of natural gas and natural gas liquids, please consult the Partnership’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission, for the year ended December 31, 2011, as well as any other public filings and press releases.

The information in Item 7.01 of this Current Report on Form 8-K and the attached Exhibit 99.1 is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Partnership filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events

On March 26, 2012 Mr. Roger A. Fox was appointed to the position of Senior Vice President, Midstream Business of Eagle Rock Energy G&P, LLC, the general partner of Eagle Rock Energy GP, L.P., which is the general partner of the Partnership.

Mr. Fox was awarded an initial equity grant of 100,000 restricted common units (the “Restricted Units”) and entered into a Restricted Unit Award Agreement on March 26, 2012 in connection with the grant of the Restricted Units.  The form of Restricted Unit Award Agreement is filed as Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed on September 30, 2010, and is incorporated by reference herein. Of the 100,000 Restricted Units, 75,000 will vest in equal installments over a three year period (on May 15th of each of 2013, 2014 and 2015), and the remaining 25,000 Restricted Units will vest at the end of the three year period (May 15, 2015), all subject to the terms and restrictions of the Restricted Unit Award Agreement.

In addition, on March 26, 2012, the Partnership entered into a Supplemental Indemnification Agreement, an Executive Change of Control Agreement, and a Confidentiality, Non-Competition and Non-Solicitation Agreement with Mr. Fox.  The form of Supplemental Indemnification Agreement was filed as Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed on December 30, 2009.  The form of Executive Change of Control Agreement was filed as Exhibit 10.2 to the Partnership’s Current Report on Form 8-K filed on July 28, 2010. The form of Confidentiality, Non- Competition and Non-Solicitation Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Form of Confidentiality, Non-Competition and Non-Solicitation Agreement

99.1	Press Release of Eagle Rock Energy Partners, L.P. dated March 26, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: March 26, 2012	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Confidentiality, Non-Competition and Non-Solicitation Agreement

99.1	Press Release of Eagle Rock Energy Partners, L.P. dated March 26, 2012